Investor Presentation June 30, 2022 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the effects of cyber-attacks; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; and (25) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield (tax equivalent), adjusted return on average assets, return on average tangible equity, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, overhead ratio, core loans and core commercial loans. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Shareholder Value Strategy 4 Credit Risk Profile 19 Financial Performance 22 Company Background 29 Appendix 35 Presentation Index

4 Shareholder Value Strategy

5 Shareholder Value Strategy Funding with low cost core deposits Enhancing digital banking capabilities Focusing on commercial banking initiatives Growing and deepening customer relationships to earn market share in every community we serve Attracting and retaining talented and productive employees Focusing on growth in wealth management

6 Shareholder Returns $0.64 $0.67 $0.78 $0.81 $0.88 $0.90 $0.45 $0.475 1.7% 2.0% 3.1% 2.2% 3.6% 2.8% 1.6% 1.6% Common Dividends Per Share Dividend Yield 2016 2017 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 $— $0.25 $0.50 $0.75 $1.00 —% 1.2% 2.4% 3.6% 4.8% $19.73 $21.57 $23.20 $23.81 $26.69 $28.40 $27.90 $25.10 $1.78 $1.55 $2.48 $2.93 $0.41 $4.37 $1.08 $0.80 Tangible Book Value Per Share (TBV)* Earnings per common share - diluted 2016 2017 2018 2019 2020 2021 Q2.21 Q2.22 $— $8.00 $16.00 $24.00 $32.00 $— $1.20 $2.40 $3.60 $4.80 *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. MidWestOne is committed to offering competitive dividends and growing tangible book value per share. Cash dividend declaration of $0.2375 per common share in Q2 2022, an increase of 5.6% from the prior year comparable period.

7 Company Overview MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. Total assets $ 6,442.5 8.09% 12.06 % Total loans held for investment, net 3,611.2 11.11 8.44 Total deposits 5,537.4 9.05 15.54 Loan to deposits ratio 65.21% 120 bps (427) bps Balance Sheet Equity to assets ratio 7.59% (87) bps (163) bps Tangible common equity ratio (1) 6.18 (102) (168) Tier 1 leverage ratio 8.51 (34) 1 CET1 risk-based capital ratio 8.82 (99) (144) Tier 1 risk-based capital ratio 9.61 (107) (160) Total risk-based capital ratio 11.73 (116) (190) Capital Net interest margin, tax equivalent (1) 2.87% 8 bps (1) bps Cost of total deposits 0.25 2 (3) Return on average assets 0.83 (12) (35) Return on average tangible equity (1) 13.13 (43) (362) Efficiency ratio (1) 56.57 (389) 174 Profitability Nonperforming loans ratio 0.76% (20) bps (48) bps Nonperforming assets ratio 0.43 (10) (30) Net charge-off ratio 0.03 (25) (2) Allowance for credit losses ratio 1.45 3 1 Credit Risk Profile Q2.22 Financial Highlights (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Note: Financial metrics as of or for the quarter ended June 30, 2022. Change vs. Dollars in millions Q2.22 Q1.22 Q2.21

8 Iowa First Bancshares Corp. Acquisition Muscatine Fairfield Deposit Market Share Rank 2 3 Branch Count 3 1 Deposit Market Share 29.56% 22.81% Median HHI $66,787 $54,965 2022 - 2027 Projected HHI Change 7.68% 11.37% 2022 - 2027 Projected Pop. Growth 1.10% 4.01% May 2022 Unemployment Rate 2.5% 2.2% Source: S&P Capital IQ (Deposit Market Share (June 2021), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth) Source: Iowa Workforce Development - May 2022 Unemployment Rate for Muscatine County and Jefferson County. *Branch information is as of June 30, 2022 and details a partial MOFG branch map for Iowa. **Deposit market share data per FDIC as of June 30, 2021 presented on a pro forma basis. Company Overview • On June 9, 2022, MidWestOne Financial Group, Inc. acquired Iowa First Bancshares Corp. ("IOFB"), a bank holding company for First National Bank of Muscatine and First National Bank in Fairfield. • As consideration for the merger, we paid cash in the amount of $46.7 million. IOFB Demographics & Market Share Branch Footprint Assets Acquired and Liabilities Assumed In thousands June 9, 2022 Identifiable net assets acquired, at fair value Assets acquired: Cash and due from banks $ 10,192 Interest earning deposits in banks 67,855 Debt securities 119,230 Loans held for investment 281,470 Premises and equipment 7,363 Core deposit intangible 16,500 Other assets 12,218 Total assets acquired $ 514,828 Liabilities assumed: Deposits $ (463,638) Other liabilities (3,117) Total liabilities assumed $ (466,755) Identifiable net assets acquired, at fair value $ 48,073

9 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 0.60% 0.93% 1.04% 0.13% 1.20% 1.38% 0.89% 0.60% 0.95% 1.20% 0.74% 1.20% 1.38% 0.92% ROAA *Adjusted ROAA 2017 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 Return on Average Assets $18.7 $30.4 $43.6 $6.6 $69.5 $38.9 $26.5 $18.7 $30.9 $50.5 $38.2 $69.7 $38.9 $27.3 Net Income *Adjusted Net Income 2017 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 Net Income in millions $ 5.58% 8.78% 9.65% 1.28% 13.18% 15.10% 10.44% 8.07% 11.87% 13.98% 10.80% 16.63% 19.10% 13.35% ROAE *ROATE 2017 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 Return on Average Tangible Equity 58.63% 61.23% 57.56% 56.92% 54.65% 52.76% 58.46% 2017 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 Efficiency Ratio*

10 Compelling Markets Minnesota: 12 Banking Offices Wisconsin: 7 Banking Offices Florida: 2 Banking Offices Colorado: 1 Banking Office Diverse + strong rural core deposit base that supports growing metropolitan markets and reduces credit risk Banking Offices as of June 30, 2022 Iowa: 37 Banking Offices (includes the addition of 4 banking offices from the acquisition of Iowa First Bancshares Corp.)

11 Rural Core Deposit Base & Growing Metropolitan Markets Iowa City Des Moines Minneapolis - St. Paul Naples Fort Myers Denver Dubuque National Deposit Market Share Rank 2 29 15 24 26 42 2 201 Deposit Market Share 16.09% 0.62% 0.64% 0.40% 0.27% 0.09% 25.41% 0.03% Median HHI $72,888 $75,962 $92,084 $82,623 $69,042 $95,551 $69,534 $72,465 2022 - 2027 Projected HHI Change 12.91% 7.15% 10.55% 13.34% 12.09% 14.51% 11.09% 12.10% 2022 - 2027 Projected Pop. Growth 4.87% 5.03% 4.53% 5.71% 6.08% 5.47% 2.85% 3.21% May 2022 Unemployment Rate 1.9% 2.2% 1.6% 2.1% 2.4% 3.1% 2.2% 3.4% Source: S&P Capital IQ (Deposit Market Share (June 2021), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth) Source: Bureau of Labor Statistics - May 2022 Unemployment Rate • Significant university, healthcare, and education industries • Market includes a well-known hospital that was ranked #15 on Forbes 2019 America's Best Employers for Women List (University of Iowa Hospital and Clinics) • Ranked by Forbes as One of the Top 25 "The Best Places to Retire in 2021" • Lower unemployment rates and higher projected household income change and population growth than the national rate • Market share leader • Significant healthcare, manufacturing, and retail industries • General Mills was ranked by Forbes as #23 on the 2021 "The Just 100: Companies Doing Right by America" List • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share • Significant healthcare and retail industries • Ranked #10 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021" • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share • Significant healthcare, transportation, and telecommunication industries • Ranked #4 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021" • Lower unemployment rates and higher projected household income change and population growth than the national rate • Opportunity to significantly improve market share • Significant manufacturing, healthcare, and university industries • Deere & Company was ranked by Forbes as #70 on the 2021 "The Just 100: Companies Doing Right by America" List • Lower unemployment rate than the national rate • Market share leader Iowa City Minneapolis - St. Paul Naples & Fort Myers Denver DubuqueDes Moines • Significant healthcare, manufacturing, and retail industries • Ranked by Forbes as #10 on the "Best Places for Business & Careers" List • Ranked 95th in the Milken Institute's 2022 Best Performing Cities Index in the large city category (a jump of 38 spots from 2021). • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share

12 Deposit Profile $5.5 billion in Total Deposits at June 30, 2022, with the Core Deposits(1) representing 93.9% of Total Deposits in comparison to $5.1 billion in Total Deposits at December 31, 2021 with Core Deposits(1) representing 91.8% of Total Deposits Deposit Composition 19.9% 20.2% 19.7% 19.7% 20.1% 61.5% 61.9% 62.3% 63.7% 63.9% 18.6% 17.9% 18.0% 16.5% 16.0% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends ($000) $4,875 $4,883 $5,016 $5,044 $5,182 0.28% 0.26% 0.24% 0.23% 0.25% Average Deposits Cost of Total Deposits Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 0.23% 0.24% 0.26% 0.27% 0.29% (1) Core deposits is the total of all deposits other than time deposits > $250k and non- reciprocal brokered money market deposits.

13 Focused Initiatives in Commercial Banking Named a new Head of Commercial Banking in April 2021 Prioritize revenue-generating activity through the refinement of processes and procedures 2021: Launched a business banking segment 2022: Expanding targeted, score- based business banking segment Implemented standardized goals and a revised incentive plan for commercial bankers Investing in tools that will improve our treasury management and online banking platforms and streamline our commercial lending process New leadership in Iowa and the Twin Cities with a proven track record of success in the market

14 Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 4% Farmland, 6% Construction & Development, 8% Multifamily, 8% CRE-Other, 41% (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. (2) Linked quarter annualized commercial loan growth, excluding IOFB acquired loans and SBA PPP loans. (3) As of June 30, 2022. (4) Excludes loans with $0 outstanding. Commercial Loan Portfolio Mix June 30, 2022 9.01% 5.00% 5.48% 5.41% 8.75% Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 Commercial Loan Growth, Ex IOFB and PPP(1)(2) Portfolio Highlights(3) • Commercial loan portfolio represents 82% of loans held for investment • Legacy MidWestOne average commercial loan amount of $911 thousand(4) • Iowa First average commercial loan amount of $269 thousand(4) • Well diversified by industry type and geography

15 Expanding and Enhancing our Digital Capabilities Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with continued investment in financial technology to improve the customer experience and streamline internal processes. *Note: 2022-2023 dates are expected roll-out. Zelle P2P Payments Modernized Online Deposit Account Platform Online Consumer Loan Application Platform Real-Time Account Alerts 2019 PPP Loan Origination Platform + DocuSign Launched Open Architecture Digital Banking Platform Enhanced Electronic & Paper Account Statements 2020 Mobile App Performance Enhancements (improving responsiveness, streamlining mobile deposits, additional personalization for users) Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting within the treasury management platform, additional applications of DocuSign for commercial lending and additional customizations and customer experience enhancements added as part of the online banking upgrade) Contactless Chip Cards (enhancing payment security and convenience) 2021 Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing) Cloud-Based Construction Lending Platform (streamlining construction lending process for customers and lenders) Piloting AI-Based Sales Recommendation Engine for Front-Line Retail Bankers New Trust Core System Conversion of Iowa First Systems 2022* Virtual Service Delivery Platform Implementation (includes an integrated chat, call center, and video conferencing solution, as well as automated routing and chatbot functionality) Digital Banking Experience Enhancements (faster funds availability, enhanced digital account opening platform, treasury management platform and retail platform upgrades) New Commercial Loan Origination System Late 2022 - 2023*

16 Digital and Branch Banking Trends 79% 80% 80% 81% 81%82% 82% 83% 84% 83% Retail Commercial Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 (1) Total digital includes mobile and online/desktop. (2) Digital penetration is based upon the total number of checking accounts available via mobile and online divided by the total number of checking accounts. (3) Total number of Bill Pay or Zelle P2P payments submitted during the reporting period. Customer Interactions 44% 43% 13% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 87% Digital(1) 85,987 84,862 7,655 10,311 Bill Pay Payments Zelle Payments Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 79,200 84,000 88,800 4,800 8,000 11,200 Digital Penetration %(2) Retail Payments(3)

17 Focusing on Growth in Wealth Management $0.9 $2.4 $2.4 $2.8 $2.5 2018 2019 2020 2021 Q2.22 $— $1.0 $2.0 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $5.0 $8.0 $9.6 $11.7 $5.6 $5.7 2018 2019 2020 2021 YTD JUN 21 YTD JUN 22 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

18 Why MidWestOne? Commitment to shareholders through consistent dividend increases and, when appropriate, share repurchases. Attractive metropolitan markets that enhance growth opportunity Diversified loan portfolio with geographic diversity which reduces credit risk Focus on the expansion and enhancement of our digital capabilities Giving back to our local communities by encouraging employees to volunteer and also by providing monetary support CommitmentGrowth Diversification Technology Community MidWestOne's Commitment Leads to Shareholder Returns

19 Credit Risk Profile

20 Asset Quality Allowance for Credit Losses Ratio and Net Charge-Off (Recovery) Ratio 0.05% (0.10)% (0.03)% 0.28% 0.03% 1.44% 1.47% 1.50% 1.42% 1.45% Net Charge-off (Recovery) Ratio Allowance for Credit Losses Ratio Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 Nonperforming Loans and Assets Ratios 1.24% 1.03% 0.97% 0.96% 0.76% 0.73% 0.58% 0.53% 0.53% 0.43% Nonperforming loans ratio Nonperforming assets ratio Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 90 days+ past due & still accruing interest, 5% Foreclosed assets, net, 1% Agricultural, 4% Commercial and industrial, 21% Farmland, 14% Multifamily, 9% CRE-Other, 37% One-to-four family first liens, 5% One-to-four family junior liens, 4% Consumer, 0% Nonperforming Assets Composition June 30, 2022

21 Change in ACL $46,200 $3,371 $(440) $159 $3,060 $52,350 Beginning Balance (Q1.22)PCD allowance established in acquisition Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q2.22) $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) Reflects the credit loss expense recorded for the non-PCD loans Reflects the initial allowance for credit losses recorded for the IOFB PCD loans

22 Financial Performance

• Completed acquisition of Iowa First Bancshares Corp. ("IOFB"). • Annualized adjusted core loan growth (excluding IOFB and PPP) of 10.53%(1). • Nonperforming assets ratio improved 10 basis points (bps) to 0.43%; net charge-off ratio improved 25 bps to 0.03%. • Net interest margin (tax equivalent) expanded 8 bps to 2.87%(1). • Net income for the second quarter was $12.6 million, or $0.80 per diluted common share. ◦ Total revenue, net of interest expense, of $52.1 million, including a $1.4 million bargain purchase gain recognized in connection with IOFB acquisition. ◦ Credit loss expense of $3.3 million stemming from the acquired IOFB loan portfolio. ◦ Noninterest expense of $32.1 million, including $0.9 million of merger-related expenses. ◦ Effective tax rate of 24.5%, reflecting a $0.8 million charge related to an Iowa tax law change. • Efficiency ratio improved to 56.57%(1). Second Quarter 2022 Summary(2) $28.7 $29.8 $30.4 $31.5 $31.2 1.87% 1.95% 1.94% 2.08% 1.97% Core Noninterest Expense Overhead Ratio Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 $48.7 $49.5 $50.0 $49.0 $52.1 Net Interest Income Noninterest Income Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 Revenue(3) Disciplined Expense Management(3) (1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures. (2) Second Quarter 2022 Summary compares to the linked quarter (March 31, 2022), unless otherwise noted. (3) All dollars are presented in millions, unless otherwise noted. 23 (1) (1)

24 Net Interest Income $39.7 $41.5 $40.0 $38.5 $40.9 2.88% 3.00% 2.83% 2.79% 2.87% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures.

25 Loan Portfolio Commercial and Industrial, 27% Agricultural, 3% Construction & Development, 6% Farmland, 5% Multifamily, 7% CRE-Other, 34% One-to-four family first liens, 12% One-to-four family junior liens, 4% Consumer, 2% $3,397 $3,357 $3,269 $3,245 $3,326 4.16% 4.33% 4.15% 3.98% 4.02% Average Loans Yield on Loans, tax equivalent Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 (1) Average loans reported are in millions of dollars. (2) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Loan PerformanceLoan Portfolio Mix June 30, 2022 (2)(1)

26 Noninterest Income and Noninterest Expense Noninterest Income ($000) $10,218 $9,182 $11,229 $11,644 $12,347 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 Noninterest Expense ($000) and Overhead Ratio $28,670 $29,778 $30,444 $31,643 $32,082 1.87% 1.95% 1.94% 2.08% 1.97% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 $— $8,000 $16,000 $24,000 $32,000 $40,000

27 Strong Liquidity Position 69.48% 65.93% 63.45% 64.01% 65.21% Q2.21 Q3.21 Q4.21 Q1.22 Q2.22 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 69.00% 70.00% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $83.9 Unpledged Securities $1,675.0 Projected Investment Cash Flow: 3-Months $42.3 6-Months $67.5 1-Year $168.6 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $472.0 FHLB Collateral Capacity $539.0 Brokered Deposit Capacity > $200 Discount Window Capacity $39.2 June 30, 2022 June 30, 2022

28 Capital Adequacy 8.41% 8.78% 8.50% 7.82% 7.49% 7.86% 6.18% TCE / TA (%)* 2017 2018 2019 2020 2021 Q2.21 Q2.22 9.48% 9.73% 9.48% 8.50% 8.67% 8.50% 8.51% Tier 1 Leverage Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 Q2.21 Q2.22 12.00% 12.23% 11.34% 13.41% 13.09% 13.63% 11.73% Total Capital Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 Q2.21 Q2.22 10.07% 10.32% 9.46% 9.72% 9.94% 10.26% 8.82% 10.96% 11.18% 10.47% 10.70% 10.83% 11.21% 9.61% CET1 Risk-Based Ratio (%) Tier 1 Capital Ratio (%) CET1 Risk-Based Well Capitalized Tier 1 Capital Well Capitalized 2017 2018 2019 2020 2021 Q2.21 Q2.22 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Tier 1 Leverage Ratio (%) CET1 Risk-Based and Tier 1 Risk-Based Capital Ratios (%) Total Risk-Based Capital Ratio (%) 5% 6.5% 8% 10%

29 Company Background

30 Corporate History 59 branches across 5 state footprint* June 2022 Acquisition of Iowa First Bancshares Corp. *Branches as of June 30, 2022

31 Our Mission and Our Operating Principles Take care of our customers … and those that should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are not only the inspiration of our organization, but the purpose behind our existence. Our history is their history. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

32 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take good care of our customers and those that should be We do this one relationship at a time - it's about caring. "Very friendly and a nice bank, not to mention cookies and all kinds of coffee, etc." – Dennis O. Fort Myers, FL "We're new to the area and needed to set up accounts for business and personal needs. Missy was attentive, helpful, and thorough and got us just what we needed. Looking forward to a great banking relationship." – Shane A. Pella, IA "Best bank for service, great people and importantly, long on patience, as they professionally explain and answer any financial questions." – Michael L.. Chisago City, MN "I absolutely LOVE the people at MidWestOne Prairie Parkway! Every time I call or go to this branch office, they treat me with respect. They answer my questions, even if it's something really small. Lakin, Sarah & a young lady that always helps me when I go inside, and I apologize, I can't remember her name. Everyone deserves props! They are absolutely amazing!" – Shari W. Cedar Falls, IA

33 Leadership within the Community 2,420 3,198 12,518 5,170 5,947 2,943 2017 2018 2019 2020 2021 YTD 2022* $894,836 $871,683 $1,102,512 $1,253,707 $1,119,498 $689,974 2017 2018 2019 2020 2021 Q2.22 YTD $60,527 $67,487 $66,695 $70,375 $72,726 $39,126 2017 2018 2019 2020 2021 Q2.22 YTD Company GivingVolunteer Hours Employee Giving *Volunteer Hours are for the YTD period ending July 11, 2022

34 Capital Management & Historical Growth To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $6.0 $6.4 1.7 3.2 1.2 1.4 0.5 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% 6.18% Organic Acquired Assets TCE / TA (%)* 2014 2015 2016 2017 2018 2019 2020 2021 2Q.2022 $0.0 $2.0 $4.0 $6.0 $8.0 Central Bancshares, Inc. July 2020: Successfully completed the private placement of $65.0 million of subordinated notes, of which $63.75 million has been exchanged for subordinated notes registered under the Securities Act of 1933. May 2021: Redeemed, in whole, $10.9 million of subordinated debentures assumed upon the acquisition of ATBancorp on May 1, 2019. June 30, 2022: Returned $9.7 million to shareholders through the six months ended June 30, 2022 via cash dividends and common share repurchases. *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Iowa First Bancshares Corp. ATBancorp

35 Appendix

36 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, For the Three Months Ended 2014 2015 2016 2017 2018 2019 2020 2021 June 30, 2021 June 30, 2022 dollars in thousands Total shareholders' equity $ 192,731 $ 296,179 $ 305,456 $ 340,304 $ 357,067 $ 508,982 $ 515,250 $ 527,475 $ 530,293 $ 488,832 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (82,362) (84,871) (96,351) Tangible common equity $ 184,472 $ 212,490 $ 225,631 $ 263,604 $ 282,538 $ 384,846 $ 427,531 $ 445,113 $ 445,422 $ 392,481 Total assets $ 1,800,302 $ 2,979,975 $ 3,079,575 $ 3,212,271 $ 3,291,480 $ 4,653,573 $ 5,556,648 $ 6,025,128 $ 5,749,215 $ 6,442,491 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (82,362) (84,871) (96,351) Tangible assets $ 1,792,043 $ 2,896,286 $ 2,999,750 $ 3,135,571 $ 3,216,951 $ 4,529,437 $ 5,468,929 $ 5,942,766 $ 5,664,344 $ 6,346,140 Book value per share $ 23.07 $ 25.96 $ 26.71 $ 27.85 $ 29.32 $ 31.49 $ 32.17 $ 33.66 $ 33.22 $ 31.26 Tangible book value per share (1) $ 22.08 $ 18.63 $ 19.73 $ 21.57 $ 23.20 $ 23.81 $ 26.69 $ 28.40 $ 27.90 $ 25.10 Shares outstanding 8,355,666 11,408,773 11,436,360 12,219,611 12,180,015 16,162,176 16,016,780 15,671,147 15,963,468 15,635,131 Tangible common equity ratio (2) 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% 7.86% 6.18% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 dollars in thousands Loan interest income, including fees $ 34,736 $ 36,115 $ 33,643 $ 31,318 $ 32,746 Tax equivalent adjustment (1) 519 507 548 540 569 Tax equivalent loan interest income $ 35,255 $ 36,622 $ 34,191 $ 31,858 $ 33,315 Yield on loans, tax equivalent (2) 4.16% 4.33% 4.15% 3.98% 4.02 % Average Loans $ 3,396,575 $ 3,356,680 $ 3,268,783 $ 3,245,449 $ 3,326,269 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

37 Non-GAAP Financial Measures Return on Average Assets and Return on Average Tangible Equity December 31, For the Three Months Ended For the Year Ended 2017 2018 2019 2020 2021 June 30, 2021 June 30, 2022 June 30, 2021 June 30, 2022 dollars in thousands Net (loss) income $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 69,486 $ 17,271 $ 12,621 $ 38,919 $ 26,516 Merger related expenses, net (1) — 598 6,847 46 168 — 676 — 772 Goodwill impairment — — — 31,500 — — — — — Adjusted net (loss) income $ 18,699 $ 30,949 $ 50,477 $ 38,169 $ 69,654 $ 17,271 $ 13,297 $ 38,919 $ 27,288 Net (loss) income $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 69,486 $ 17,271 $ 12,621 $ 38,919 $ 26,516 Intangible amortization, net of tax (1) 2,031 1,722 4,430 5,232 4,018 1,006 962 2,136 1,883 Goodwill impairment — — — 31,500 — — — — — Tangible net (loss) income $ 20,730 $ 32,073 $ 48,060 $ 43,355 $ 73,504 $ 18,277 $ 13,583 $ 41,055 $ 28,399 Average shareholders' equity $ 334,966 $ 345,734 $ 452,018 $ 515,455 $ 527,036 $ 523,242 $ 499,460 $ 519,760 $ 512,085 Average intangible assets, net 78,159 75,531 108,242 113,978 84,927 85,518 84,540 86,235 83,159 Average tangible equity $ 256,807 $ 270,203 $ 343,776 $ 401,477 $ 442,109 $ 437,724 $ 414,920 $ 433,525 $ 428,926 Average Assets $ 3,097,496 $ 3,249,718 $ 4,201,040 $ 5,135,841 $ 5,780,556 $ 5,851,736 $ 6,078,950 $ 5,686,936 $ 5,997,231 Return on Average Assets 0.60% 0.93% 1.04% 0.13% 1.20% 1.18% 0.83% 1.38% 0.89 % Adjusted Return on Average Assets (3) 0.60% 0.95% 1.20% 0.74% 1.20% 1.18% 0.88% 1.38% 0.92 % Return on average equity 5.58% 8.78% 9.65% 1.28% 13.18% 13.24% 10.14% 15.10% 10.44 % Return on average tangible equity (2) 8.07% 11.87% 13.98% 10.80% 16.63% 16.75% 13.13% 19.10% 13.35% (1) The combined income tax rate utilized was 25% for 2018-2022 years and 35% for 2017. (2) Annualized tangible net (loss) income divided by average tangible equity. (3) Adjusted net income divided by average assets.

38 Non-GAAP Financial Measures Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent For the Three Months Ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 dollars in thousands Net interest Income $ 38,505 $ 40,340 $ 38,819 $ 37,336 $ 39,725 Tax equivalent adjustments: Loans (1) 519 507 548 540 569 Securities (1) 647 615 611 615 608 Net Interest Income, tax equivalent $ 39,671 $ 41,462 $ 39,978 $ 38,491 $ 40,902 Average interest earning assets $ 5,522,427 $ 5,489,917 $ 5,607,117 $ 5,588,001 $ 5,718,825 Net interest margin, tax equivalent (2) 2.88% 3.00% 2.83% 2.79% 2.87% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets. Core Noninterest Expense For the Three Months Ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 dollars in thousands Total Noninterest Expense $ 28,670 $ 29,778 $ 30,444 $ 31,643 $ 32,082 Less: Merger-related expenses — — 224 128 901 Core Noninterest Expense $ 28,670 $ 29,778 $ 30,220 $ 31,515 $ 31,181

39 Non-GAAP Financial Measures Efficiency Ratio December 31, For the Three Months Ended For the Year Ended 2017 2018 2019 2020 2021 June 30, 2021 June 30, 2022 June 30, 2021 June 30, 2022 dollars in thousands Total noninterest expense $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 116,592 $ 28,670 $ 32,082 $ 56,370 $ 63,725 Amortization of intangibles (3,125) (2,296) (5,906) (6,976) (5,357) (1,341) (1,283) (2,848) (2,510) Merger-related expenses — (797) (9,130) (61) (224) — (901) — (1,029) Goodwill impairment — — — (31,500) — — — — — Noninterest expense used for efficiency ratio $ 76,998 $ 80,122 $ 102,499 $ 111,356 $ 111,011 $ 27,329 $ 29,898 $ 53,522 $ 60,186 Net interest income, tax equivalent (1) $ 108,808 $ 107,823 $ 146,916 $ 157,196 $ 160,907 $ 39,671 $ 40,902 $ 79,467 $ 79,393 Noninterest income 22,751 23,215 31,246 38,620 42,453 10,218 12,347 22,042 23,991 Investment securities gains, net (241) (193) (90) (184) (242) (42) (395) (69) (435) Net revenues used for efficiency ratio $ 131,318 $ 130,845 $ 178,072 $ 195,632 $ 203,118 $ 49,847 $ 52,854 $ 101,440 $ 102,949 Efficiency ratio 58.63% 61.23% 57.56% 56.92% 54.65% 54.83% 56.57% 52.76% 58.46% (1) The federal statutory tax rate utilized was 21%. Overhead Ratio For the Three Months Ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 dollars in thousands Total noninterest expense $ 28,670 $ 29,778 $ 30,444 $ 31,643 $ 32,082 Amortization of intangibles (1,341) (1,264) (1,245) (1,227) (1,283) Merger-related expenses — — (224) (128) (901) Goodwill impairment — — — — — Noninterest expense used for overhead ratio $ 27,329 $ 28,514 $ 28,975 $ 30,288 $ 29,898 Average Assets $ 5,851,736 $ 5,811,228 $ 5,934,076 $ 5,914,604 $ 6,078,950 Overhead ratio 1.87% 1.95% 1.94% 2.08% 1.97%

40 Non-GAAP Financial Measures Core Loans / Core Commercial Loans June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 dollars in thousands Commercial loans: Commercial and industrial $ 982,092 $ 927,258 $ 902,314 $ 898,942 $ 986,137 Agricultural 107,834 106,356 103,417 94,649 110,263 Commercial real estate 1,705,789 1,699,358 1,704,541 1,723,891 1,859,940 Total commercial loans $ 2,795,715 $ 2,732,972 $ 2,710,272 $ 2,717,482 $ 2,956,340 Consumer loans: Residential real estate $ 468,581 $ 468,136 $ 466,322 $ 463,676 $ 578,804 Other consumer 65,860 $ 67,536 $ 68,418 $ 68,877 $ 76,008 Total consumer loans $ 534,441 $ 535,672 $ 534,740 $ 532,553 $ 654,812 Loans held for investment, net of unearned income $ 3,330,156 $ 3,268,644 $ 3,245,012 $ 3,250,035 $ 3,611,152 PPP loans $ 184,390 $ 89,354 $ 30,841 $ 3,037 $ 402 Acquired IOFB loan portfolio $ — $ — $ — $ — $ 281,470 Acquired IOFB commercial loan portfolio $ — $ — $ — $ — $ 184,117 Core loans(1) $ 3,145,766 $ 3,179,290 $ 3,214,171 $ 3,246,998 $ 3,610,750 Adjusted Core loans(2) $ 3,145,766 $ 3,179,290 $ 3,214,171 $ 3,246,998 $ 3,329,280 Core commercial loans(3) $ 2,611,325 $ 2,643,618 $ 2,679,431 $ 2,714,445 $ 2,955,938 Adjusted core commercial loans(4) 2,611,325 2,643,618 2,679,431 2,714,445 2,771,821 (1) Core loans are calculated as loans held for investment, net of unearned income less PPP loans. (2) Adjusted core loans is calculated as loans held for investment, net of unearned income less the IOFB acquired loans and the PPP loans. (3) Core commercial loans are calculated as total commercial loans less PPP loans. (4) Adjusted core commercial loans are calculated as total commercial loans less the IOFB acquired loans and the PPP loans.